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                                                                   EXHIBIT 23.2

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated June 22, 2001 on the financial statements of Confer Software, Inc., included in the Proxy Statement of XCare.net, Inc. that is made a part of the Registration Statement (Form S-4) of XCare.net, Inc. dated June 29, 2001.

                                        /s/ Ernst & Young LLP

Denver, Colorado
June 27, 2001